Vanguard Treasury Money Market Fund

Supplement Dated April 16, 2020, to the Prospectus and Summary Prospectus Dated December 20, 2019

Vanguard Treasury Money Market Fund (the "Fund") is closed to all new investors (with the exception of participants who invest in the Fund only through defined contribution plans that offer the Fund as an existing option).

The Fund will remain closed until further notice and there is no specific timeframe for when the Fund will reopen. During the Fund's closed period, all current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447.

© 2020 The Vanguard Group, Inc. All rights reserved.	PS 030A 042020
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